Exhibit 99.1

Orthofix and SeaSpine Announce Completion of Merger of Equals to Create a Leading Global Spine and Orthopedics Company

Orthofix and SeaSpine Stockholders Approve Merger

Lewisville, Texas — January 4, 2023 — Orthofix Medical Inc. (NASDAQ: OFIX) and SeaSpine Holdings Corporation today announced the successful completion of their previously announced merger of equals following the approval of each company’s stockholders at respective special meetings of stockholders held today. Of votes cast, 99% of SeaSpine common shares were voted in approval of the merger, and 98% of Orthofix common shares were voted in approval of the merger.

The merger will officially become effective as of 12:01 a.m. Eastern Standard Time on January 5, 2023, at which time, under the terms of the merger, a wholly-owned subsidiary of Orthofix will merge with and into SeaSpine, with SeaSpine continuing as the surviving company and a wholly-owned subsidiary of Orthofix. SeaSpine shares will cease trading on the Nasdaq Global Select Market at 8:00 p.m. Eastern Standard Time today, and holders of SeaSpine common stock will receive 0.4163 shares of Orthofix common stock for each share of SeaSpine common stock owned. Orthofix, as the corporate parent entity in the combined company structure, will continue to trade on NASDAQ under the symbol “OFIX.” The combined company will be renamed at a later date and until then will continue to be known as Orthofix Medical Inc.

The combined Orthofix is a leading global spine and orthopedics company with a complementary portfolio of biologics, innovative spinal hardware solutions, market-leading bone growth therapies, specialized orthopedic solutions and a leading surgical navigation system. The Company has approximately 1,600 employees, products distributed in 68 countries world-wide, and a global R&D, commercial and manufacturing footprint.

“The completion of this merger catalyzes our ambition to be an industry leader in spine and orthopedics,” said Keith Valentine, President and CEO of Orthofix effective as of the closing. “I’m privileged to lead this talented team and excited for all of the opportunities that lie ahead. Together we are stronger and better positioned to deliver innovative, quality-driven solutions for surgeons in their work to improve patients’ lives.”

Jon Serbousek, Executive Chairman of the combined company’s Board of Directors, said, “With broad, differentiated technologies, extensive commercial reach and a strong financial profile, we expect our combined company to drive meaningful market share gains, sustainable growth and value creation. We look forward to setting new standards of innovation and delivering on the many benefits we expect to provide for our shareholders, surgeons and employees.”

Board of Directors and Executive Leadership Team

Effective as of the closing of the merger, Orthofix’s nine-member Board of Directors includes:

•	Jon Serbousek, Executive Chairman (most recently President and CEO, Orthofix)

•	Keith Valentine, Director, President and CEO (most recently President and Chief Executive Officer, SeaSpine)

•	Cathy Burzik, Lead Independent Director (former President, and CEO, Kinetic Concepts, Inc.)

•	Stuart Essig, Ph.D., Independent Director (Managing Director, Prettybrook Partners LLC)

•	Jason Hannon, Independent Director (President, and CEO, Mainstay Medical International plc)

•	John Henneman, III, Independent Director (former Chief Financial Officer, Integra Lifesciences Holdings)

•	James Hinrichs, Independent Director (Co-Founder, Atmas Health)

•	Shweta Singh Maniar, Independent Director (Global Leader, Healthcare & Life Science Solutions and Strategy, Google Cloud)

•	Michael Paolucci, Independent Director (Executive Vice President, Chief People Officer, Mirati Therapeutics)

In addition to Mr. Valentine, previously announced members of the combined company’s executive leadership team include:

•	Suzanne Armstrong, Chief Human Resources Officer

•	John Bostjancic, Chief Financial Officer

•	Roberto Donadello, Senior Vice President, Global Operations

•	Kim Elting, President, Global Orthopedics

•	Ehab Esmail, Senior Vice President, Global Quality, Regulatory and Clinical Affairs

•	Kevin Kenny, President, Global Spine

•	Patrick Keran, Chief Legal Officer

•	Tyler Lipschultz, President, Global Biologics

•	Beau Standish, President, Global Enabling Technologies

About the Combined Company

The newly merged Orthofix-SeaSpine organization is a leading global spine and orthopedics company with a comprehensive portfolio of biologics, innovative spinal hardware, bone growth therapies, specialized orthopedic solutions and a leading surgical navigation system. Its products are distributed in 68 countries worldwide.

The Company is headquartered in Lewisville, Texas, and has primary offices in Carlsbad, CA, with a focus on spinal product innovation and surgeon education, and Verona, Italy, with an emphasis on product innovation, production, and medical education for Orthopedics. The combined company’s global R&D, commercial and manufacturing footprint also includes facilities and offices in Irvine, CA, Toronto, Canada, Sunnyvale, CA, Wayne, PA, Olive Branch, MS, Maidenhead, UK, Munich, Germany, Paris, France and Sao Paulo, Brazil.

Inducement Grants Related to Merger with SeaSpine

As inducements to enter into employment with Orthofix and its subsidiaries following the merger with SeaSpine, Mr. Valentine, Mr. Bostjancic and Mr. Keran are respectively being granted restricted stock units that settle into 140,515; 35,128; and 35,128 shares of Orthofix common stock, and options to purchase 338,264; 84,566; and 84,566 shares of Orthofix common stock, and 64 additional employees joining from SeaSpine are in the aggregate being granted restricted stock units that settle into 244,362 shares of Orthofix common stock and options to purchase 369,644 shares of Orthofix common stock. All awards vest over three years, with the first one-third tranche of each award vesting on the first anniversary of grant, and are conditioned on the applicable employee’s continued service with Orthofix and its subsidiaries through the applicable vesting dates. The grants, which were approved by the Compensation & Talent Development Committee of Orthofix’s Board of Directors (as constituted prior to the merger), are being made effective as of January 5, 2023 under a standalone inducement plan approved pursuant to Nasdaq Marketplace Rule 5635(c)(4), but on terms substantially the same as grants made in the ordinary course under the Company’s 2012 Long Term Incentive Plan, as amended.

Advisors

Perella Weinberg Partners LP served as financial advisor to Orthofix, and Hogan Lovells US LLP served as its legal counsel. Piper Sandler & Co. served as financial advisor to SeaSpine, and DLA Piper LLP (US) served as its legal counsel.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,”

“estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Forward-looking statements in this press release include, but are not limited to, statements about the benefits of the merger that combines SeaSpine Holdings Corporation with and into Orthofix Medical Inc.; the combined company’s growth opportunities, path for profitability and long-term value for stockholders and its future financial outlook, including future revenues and cost synergies. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the failure to integrate the businesses and realize synergies and cost-savings from the transaction or delay in realization thereof; operating costs and business disruption following the transaction, including adverse effects on employee retention and on business relationships with third parties; transaction costs; actual or contingent liabilities; the adequacy of the combined company’s capital resources; other business effects, including the effects of industry, economic or political conditions outside of the combined company’s control; failure to achieve the anticipated benefits of new products, and the risks identified under the heading “Risk Factors” in Orthofix Medical Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 25, 2022, and SeaSpine Holdings Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 15, 2022, as well as both companies’ subsequent Quarterly Reports on Form 10-Q and other information filed by each company with the SEC. Investors should not place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read Orthofix’s and SeaSpine’s past filings with the SEC, as well as Orthofix’s current and future filings (as parent in the combined company structure), available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this release, and Orthofix undertakes no obligation to update or revise any of these statements. The combined company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. Any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise.

Contacts

Alexa Huerta

Investor Relations

Tel 214 937 3190

Denise Landry

Media Relations

Tel 214 937 2529